Exhibit 99.1

PropertyGuru Successfully Completes Business Combination with Bridgetown 2 Holdings

•

Proceeds of ~US$254 million will be used to further accelerate organic growth and pursue M&A opportunities to capture the growth momentum of a recovering Southeast Asia property market driven by long-term macro tailwinds of increasing affluence, digitalization and urbanization

•	Transaction values PropertyGuru at an enterprise value of ~US$1.36 billion and an equity value of ~US$1.61 billion

•	PropertyGuru will ring the NYSE’s opening bell on March 18 and begin trading under the ticker “PGRU”

Singapore and Hong Kong – March 18, 2022 – PropertyGuru Pte. Ltd. (“PropertyGuru” or “the Company”), Southeast Asia’s leading1 property technology (“PropTech”) company, today completed its previously announced business combination with Bridgetown 2 Holdings Limited (“Bridgetown 2”) (NASDAQ: BTNB), a special purpose acquisition company formed by Pacific Century Group (“Pacific Century”) and Thiel Capital LLC (“Thiel Capital”). The business combination was approved by Bridgetown 2 stockholders in an Extraordinary General Meeting of Company Shareholders held on March 15, 2022.

PropertyGuru Group Limited’s (“PubCo”) ordinary shares are expected to begin trading on the New York Stock Exchange (“NYSE”) on March 18, 2022 under the ticker symbol “PGRU”.

“We are thrilled to have successfully completed our business combination with Bridgetown 2, which provides additional capital to pursue organic and strategic growth, and will accelerate our ability to access capital markets in pursuit of delivering world-class solutions for our customers,” said Hari V. Krishnan, Chief Executive Officer and Managing Director, PropertyGuru Group. “Over the past 15 years PropertyGuru has helped shape the PropTech industry in Southeast Asia and introduced many first solutions for property seekers, agents, and developers that enabled digitalization of the property industry. As evidenced by the 23% increase in our 2021 revenue – we are entering our next post-Covid phase of growth with significant momentum.

“As we look ahead, we will continue to invest in technology and expand our services and offerings to build on our leading positions in Singapore, Vietnam, Malaysia and Thailand.1 Southeast Asia’s real estate market is beginning to recover from the pandemic and as the region’s increasingly affluent and digitally enabled population moves to urban centers, PropertyGuru is well-positioned to benefit from these long-term trends.”

Southeast Asia is estimated to be the world’s fourth largest economy by 20302, driven by favourable long-term macroeconomic dynamics, creating significant opportunities for PropertyGuru - which has an addressable market of US$8.1 billion according to Frost & Sullivan. Through its continued investments, the Company is positioned to stay ahead of the evolving market demand and extend its leadership position as the region’s property markets recover from the pandemic.

[1]	In terms of Engagement Market Share based on SimilarWeb data.
[2]	According to the Singapore Business Review, ASEAN to become world’s fourth largest economy for 2030: Singapore PM Lee, August 2018

“PropertyGuru is digitally transforming a traditional real estate market in Southeast Asia to create a trusted and transparent online property marketplace,” said Matt Danzeisen, Chairman, Bridgetown 2. “We believe PropertyGuru is just scratching the surface in the world’s most dynamic and fastest growing region, and we are excited to partner with Hari and his talented team to create lasting value for our shareholders, employees, customers and partners.”

Transaction Details

The completion of the business combination values PropertyGuru at an enterprise value of ~US$1.36 billion and an equity value of ~US$1.61 billion.

PropertyGuru received ~US$254 million in gross proceeds through the contribution of US$122 million of cash held in Bridgetown 2’s trust account, a concurrent US$100 million private placement (“PIPE”) of common stock anchored by Baillie Gifford, Naya, REA Group, Akaris Global Partners, and one of Malaysia’s largest asset managers, priced at US$10.00 per share. REA Group also invested an additional US$32 million. In addition, KKR, TPG Group and REA Group rolled 100% of their equity into PropertyGuru, demonstrating their continued commitment to the Company’s growth strategy.

Advisors

Merrill Lynch (Singapore) Pte. Ltd. served as exclusive financial advisor to PropertyGuru. Latham & Watkins LLP and Allen & Gledhill LLP served as legal advisors to PropertyGuru.

Merrill Lynch (Singapore) Pte. Ltd., Citigroup Global Markets Inc., KKR Capital Markets Asia Limited and TPG Capital BD, LLC served as placement agents to Bridgetown 2. Skadden, Arps, Slate, Meagher & Flom LLP and Rajah & Tann Singapore LLP served as legal advisors to Bridgetown 2.

Ringing the Bell at the NYSE

On March 18, PropertyGuru’s Chief Executive Officer and Managing Director Hari V. Krishnan will ring the NYSE opening bell at 9:30 a.m. Eastern Time (9:30 p.m. Singapore Time). He will be joined on stage by PropertyGuru’s Leadership team, Founders, Board and Bridgetown 2’s Chairman and CEO. The bell-ringing ceremony will be livestreamed to its gala listing event in Singapore and available on NYSE’s website here: https://www.nyse.com/bell.

PropertyGuru will commemorate its listing by opening the doors to the Company’s five Southeast Asian markets through live-stream door installations between New York and its home markets, that will be set up at the NYSE’s Experience Square. The event will take place at 10:15a.m. Eastern Time.

About PropertyGuru Group

PropertyGuru Group is Southeast Asia’s leading property technology company1, and the preferred destination for over 50 million property seekers to find their dream home, every month. PropertyGuru and its group companies empower property seekers with more than 3.3 million real estate listings, in-depth insights, and solutions that enable them to make confident property decisions across Singapore, Malaysia, Thailand, Indonesia, and Vietnam.

PropertyGuru.com.sg was launched in 2007 and has helped to drive the Singapore property market online and has made property search transparent for the property seeker. Over the decade, the Group has grown into a high-growth technology company with a robust portfolio of leading property portals across its core markets company; award-winning mobile apps; a high quality developer sales enablement platform, PropertyGuru FastKey (https://www.propertygurugroup.com/fastkey/); mortgage marketplace PropertyGuru Finance (https://www.propertyguru.com.sg/mortgage/home-loan); and a host of other property offerings including Awards (https://www.asiapropertyawards.com/en/), events and publications across Asia.

For more information, please visit: https://www.propertygurugroup.com/; https://www.linkedin.com/company/propertyguru/

Contact Information:

For inquiries regarding PropertyGuru, please contact:

Media

PropertyGuru Group

Sheena Chopra

+65 9247 5651

sheena@propertyguru.com.sg

Sard Verbinnen & Co

Ron Low and Jay Qin – Asia

Liz Zale and Chloe Clifford – U.S.

PropertyGuru-SVC@sardverb.com

Investor

PropertyGuru Group

Investor Relations

investors@propertyguru.com

The Blueshirt Group

Chris Hollenbeck

propertyguru@blueshirtgroup.com

Key Performance Metrics

Engagement Market Share is the average monthly engagement for websites owned by PropertyGuru as compared to average monthly engagement for a basket of peers calculated over the relevant period. Engagement is calculated as the number of visits to a website during a period multiplied by the average amount of time spent on that website for the same period, in each case based on data from SimilarWeb.

Number of real estate listings is calculated as the number of listings created during the month for Vietnam and total listings at the end of the previous month for other markets.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements and information, within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that relate to PropertyGuru’s current expectations and views of future events. In some cases, these forward-looking statements can be identified by words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

These forward-looking statements are subject to risks, uncertainties and assumptions, some of which are beyond our control. In addition, these forward-looking statements, including statements regarding our future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations, market size and growth opportunities, competitive position and technological and market trends, reflect our current views with respect to future events and are not a guarantee of future performance. Actual outcomes may differ materially from the information contained in the forward-looking statements as a result of a number of factors, including, without limitation, the following: changes in domestic and foreign business, market, financial, political and legal conditions; the ability of PropertyGuru to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; failure to realize the anticipated benefits of PropertyGuru’s completed business combination; risk relating to the uncertainty of the projected financial information with respect to PropertyGuru; PropertyGuru’s ability to attract new and retain existing customers in a cost effective manner; competitive pressures in and any disruption to the industry in which PropertyGuru and its subsidiaries (the “Group”) operates; the Group’s ability to achieve profitability despite a history of losses; the Group’s ability to implement its growth strategies and manage its growth; customers of the Group continuing to make valuable contributions to its platform, the Group’s ability to meet consumer expectations; the success of the Group’s new product or service offerings; the Group’s ability to produce accurate forecasts of its operating and financial results; the Group’s ability to attract traffic to its websites; the Group’s ability to assess property values accurately; the Group’s internal controls; fluctuations in foreign currency exchange rates; the Group’s ability to raise capital; media coverage of the Group; the Group’s ability to obtain insurance coverage; changes in the regulatory environments (such as anti-trust laws, foreign ownership restrictions and tax regimes) of the countries in which the Group operates, general economic conditions in the countries in which the Group operates, the Group’s ability to attract and retain management and skilled employees, the impact of the COVID-19 pandemic on the business of the Group, the success of the Group’s strategic investments and acquisitions, changes in the Group’s relationship with its current customers, suppliers and service providers, disruptions to information technology systems and networks, the Group’s ability to grow and protect its brand and the Group’s reputation, the Group’s ability to protect its intellectual property; changes in regulation and other contingencies; the Group’s ability to achieve tax efficiencies of its corporate structure and intercompany arrangements; potential and future litigation that the Group may be involved in; unanticipated losses, write-downs or write-offs, restructuring and impairment or other charges, taxes or other liabilities that may be incurred or required subsequent to, or in connection with, the completed business combination and technological advancements in the Group’s industry, as well as and other risk factors set forth in the section titled “Risk Factors” in our Prospectus filed with the Securities and Exchange Commission on February 15, 2022, and other documents filed with or furnished to the SEC.

The forward-looking statements contained in this document are subject to a number of factors, risks and uncertainties, some of which are not currently known to PropertyGuru or Bridgetown 2. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/ prospectus therein, Bridgetown 2’s Quarterly Report on Form 10-Q and other documents filed by PubCo or Bridgetown 2 from time to time with the U.S. Securities and Exchange Commission.

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither Bridgetown 2 nor PropertyGuru presently know, or that Bridgetown 2 or PropertyGuru currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect Bridgetown 2’s and PropertyGuru’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or Bridgetown 2’s or PropertyGuru’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Bridgetown 2 and PropertyGuru anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, Bridgetown 2 and PropertyGuru may elect to update these forward-looking statements at some point in the future, PubCo, Bridgetown 2 and PropertyGuru specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by PropertyGuru nor Bridgetown 2 or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing Bridgetown 2’s or PropertyGuru’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of PropertyGuru and Bridgetown 2 contained herein are not, and do not purport to be, appraisals of the securities, assets or business of PropertyGuru, Bridgetown 2 or any other entity.

Industry and Market Data

This document contains information, estimates and other statistical data derived from third party sources and/or industry or general publications. Such information involves a number of assumptions and limitations, and you are cautioned not to place undue weight on such estimates. PropertyGuru, PubCo and Bridgetown 2 have not independently verified such third-party information, and make no representation as to the accuracy of such third-party information.